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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement
|_| Definitive proxy statement
|X| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, For Use of the Commission only
    (as permitted by Rule 14a-6(e)(2))


                             Growth Hotel Investors
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                (Name of Registrant as Specified in Its Charter)


                 Montgomery Realty Company - 85, General Partner
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|_|  No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

               Limited Partnership Assignee Units

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(2)  Aggregate number of securities to which transaction applies:

               36,932

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               $1,596.91 per Unit

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(4)  Proposed maximum aggregate value of transaction:

               $58,977,000

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(5)  Total fee paid:

               $11,796

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, schedule or registration statement no.:

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(3)  Filing party:

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(4)  Date filed:

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                            GROWTH HOTEL INVESTORS

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                            Growth Hotel Investors
                         One Insignia Financial Plaza
                                P.O. Box 2347
                            Greenville, S.C. 29602


                                 May 30, 1997


Dear Unit Holder:

You have recently received from us a Proxy Statement concerning the sale by Growth Hotel Investors (the "Partnership") of all of its hotel properties to Equity Inns Partnership, L.P.

Because of a typographical error in the cover letter accompanying the Proxy Statement, some confusion may exist as to the anticipated distribution to be received by each Unit Holder upon consummation of the sale. THIS WILL CONFIRM THAT THE GENERAL PARTNER INTENDS TO DISTRIBUTE TO THE UNIT HOLDERS AN AGGREGATE OF APPROXIMATELY $1,032 PER UNIT FOLLOWING THE CLOSING OF THE SALE AND, UPON THE LIQUIDATION AND DISSOLUTION OF THE PARTNERSHIP, TO MAKE A FINAL DISTRIBUTION OF APPROXIMATELY $43 PER UNIT.

Because the sale requires the vote of a majority of the outstanding Units in the Partnership, YOUR VOTE IS VERY IMPORTANT. PLEASE RETURN YOUR SIGNED PROXY AS SOON AS POSSIBLE.

                                                Very truly yours,

                                                MONTGOMERY REALTY COMPANY - 85
                                                General Partner